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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors, individually and collectively, hereby constitute and appoint Helen M. Feeney, Lawrence B. Frost and Michael T. Vollkommer, and each of them, their true and lawful attorneys and agents to execute and deliver on behalf of any one or more of them, in any one or more of their various capacities as officer or director of the registrant, a registration statement covering shares of Alumax Inc. Common Stock, par value $0.01 per share, issuable pursuant to the 1995 Employee Equity Ownership Plan, and any and all required amendments (including post-effective amendments) and supplements thereto, for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, the undersigned, and each of them, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys and agents, and each of them, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has signed his or her name hereto on the date set opposite his or her name.



September 5, 1996          /s/ Allen Born
                  --------------------------------------------------------------
                         Allen Born, as Chairman, Chief Executive Officer
                         and Director (Principal Executive Officer)
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September 5, 1996        /s/ Lawrence B. Frost
                  --------------------------------------------------------------
                         Lawrence B. Frost, as Senior Vice President,
                         Chief Financial Officer and Treasurer
                         (Principal Financial Officer)


September 5, 1996        /s/ Michael T. Vollkommer
                  --------------------------------------------------------------
                         Michael T. Vollkommer, as Vice President and Controller
                         (Principal Accounting Officer)


September 5, 1996        /s/ J. Dennis Bonney
                  --------------------------------------------------------------
                         J. Dennis Bonney, as Director


September 5, 1996        /s/ Harold Brown
                  --------------------------------------------------------------
                         Harold Brown, as Director


September 5, 1996        /s/ L. Don Brown
                  --------------------------------------------------------------
                         L. Don Brown, as Director


September 5, 1996        /s/ Pierre Des Marais II
                  --------------------------------------------------------------
                         Pierre Des Marais II, as Director


September 5, 1996        /s/ James C. Huntington, Jr.
                  --------------------------------------------------------------
                         James C. Huntington, Jr., as Director


September 5, 1996        /s/ W. Loeber Landau
                  --------------------------------------------------------------
                         W. Loeber Landau, as Director


September 5, 1996        /s/ Paul W. MacAvoy
                  --------------------------------------------------------------
                         Paul W. MacAvoy, as Director


September 5, 1996        /s/ Anne Wexler
                  --------------------------------------------------------------
                         Anne Wexler, as Director